UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 30, 2008

Date of Report (Date of earliest event reported)

EPICEPT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51290	52-1841431
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 Old Saw Mill River Road Tarrytown, New York		10591
(Address of principal executive offices)		(Zip Code)

(914) 606-3500
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Information.

On May 30, 2008, the registrant, EpiCept Corporation (the "Company"), received a letter from the OMX Nordic Exchange Stockholm stating that OMX has decided to move the Company to its observation segment, due to the fact that OMX believes there is adverse uncertainty regarding the Company’s financial situation. OMX rules state that a listed company shall be placed on the observation segment if there is a material adverse uncertainty in respect of the company’s financial position. The shares will be transferred effective June 2nd, 2008.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICEPT CORPORATION

/s/ ROBERT W. COOK
Name:	Robert W. Cook
Title:	Chief Financial Officer

Date: June 5, 2008

EXHIBIT INDEX

Exhibit	Description

None.

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